UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2007

Hudson Highland Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-50129	59-3547281
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

560 Lexington Avenue, New York, New York 10022

(Address of principal executive offices, including zip code)

(212) 351-7300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 - Completion of Acquisition or Disposition of Assets.

On February 3, 2007, the Hudson Highland Group, Inc. (the “Company”) and its subsidiary Hudson Recruitment (Shanghai) Limited entered into an Asset Sale and Purchase Agreement (the “Asset Agreement”) to acquire the business assets of Tong Zhi (Beijing) Consulting Service Ltd (“Tony Keith Beijing”) and Guangzhou Dong Li Consulting Service Ltd (“Tony Keith Guangzhou”) (collectively know as “Tony Keith Associates or TKA”) for $1.0 million from Raymond Wong, Jia Geng Yang and Ming Xin Chen (collectively know as the “Warrantors”). TKA is an information technology recruitment business serving multinational clients in China.

Effective on May, 2, 2007 (the “Completion”), the Company completed the acquisition of TKA by entering into two agreements. The first agreement was the Agreement Relating to the Sale and Purchase of the Whole of the Issued Share Capital of Leadway Holdings Group Limited (the “Share Agreement”) with Raymond Wong and the Warrantors for consideration of $4.0 million, including $2.5 million paid in cash and $0.5 million paid and held in escrow to be payable within 90 days of the third anniversary of the Completion. The second agreement was the Agreement in Relation to Deferred Payment of Consideration (the “Deferred Payment Agreement”) for consideration of $0.7 million in interest bearing notes, with an interest rate of 6.18%, payable within six months from Completion and $0.3 million paid in cash within five business days of the Completion. The purchase agreement also provides for contingent payouts to the sellers over the next three years, based upon future minimum annual and cumulative earnings thresholds of up to a maximum of $13.5 million including the Asset Agreement, the Share Agreement and the Deferred Payment Agreement.

Copies of the Asset Agreement, Share Agreement and Deferred Payment Agreement are filed as Exhibits 2.1, 2.2 and 2.3 to this report and are incorporated by reference herein. The foregoing description of the Asset Sale and Purchase Agreement, the Agreement Relating to the Sale and Purchase of the Whole of the Issued Share Capital and the transactions contemplated therein is qualified in its entirety by reference to such exhibit.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired The financial statements of TKA required by this item are not included with this report of the completed acquisition under Item 2.01. The required financial statements will be filed by amendment not later than 71 calendar days after the date this Form 8-K was required to be filed.

(b) Pro Forma Financial Information. The pro forma financial statements of TKA required by this item are not included with this report of the completed acquisition under Item 2.01. The required pro forma financial statements will be filed by amendment not later than 71 calendar days after the date this Form 8-K was required to be filed.

(c) Shell Company Transactions. Not applicable.

(d) Exhibits

Exhibit No.	Description
Exhibit 2.1	Asset Sale and Purchase Agreement.*

Exhibit 2.2	Agreement Relating to the Sale and Purchase of the Whole of the Issued Share Capital.*

Exhibit 2.3	Agreement in Relation to Deferred Payment of Consideration *

*	Pursuant to Item 601(b)(2) of Regulation S-K, the Company agrees to furnish supplementally any omitted schedules to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUDSON HIGHLAND GROUP, INC.

Date: May 8, 2007	By:	/s/ MARY JANE RAYMOND
Mary Jane Raymond
Executive Vice President and
Chief Financial Officer

HUDSON HIGHLAND GROUP, INC.

Exhibit Index to Current Report on Form 8-K

Exhibit No.	Description
Exhibit 2.1	Asset Sale and Purchase Agreement.*

Exhibit 2.2	Agreement Relating to the Sale and Purchase of the Whole of the Issued Share Capital.*

Exhibit 2.3	Agreement in Relation to Deferred Payment of Consideration *

*	Pursuant to Item 601(b)(2) of Regulation S-K, the Company agrees to furnish supplementally any omitted schedules to the Securities and Exchange Commission upon request.